SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  December 22, 2011

NewCardio, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-149166	20-1826789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center, Suite 300, Princeton NJ		05870
(Address of Principal Executive Offices)		(Zip Code)

(877) 332-4324
Registrant’s telephone number, including area code:

N/A
(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Resignation of Director.  Effective December 22, 2011, Robert N. Blair, a member of the Company’s Board of Directors, resigned from the Board and from his position as a member of the Governance Committee.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Amendment of Bylaws.  Effective December 28, 2011, the Board of Directors amended Section 3.2 of the Company’s Bylaws to provide that the Board of Directors shall be not less than three (3) nor more than nine (9) members.  Prior to the amendment, Section 3.2 provided that the Board of Directors shall be not less than five (5) nor more than nine (9) members.  The size of the Board of Directors is currently five (5), following the resignation described in Item 5.02 above.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
3.2	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCARDIO, INC.

Dated: December 29, 2011	By:	/s/ Richard D. Brounstein
	Name:	Richard D. Brounstein
	Title:	Chief Financial Officer

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